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                                                                    EXHIBIT 23.1




                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 of Orbis Development, Inc of our report dated January 12, 2001 (except for Note 7 to the financial statements, which is dated March 5, 2001) with respect to the financial statements of Orbis Development, Inc. included in Amendment No. 1 to Form 10-SB filed with the Securities and Exchange Commission on June 4, 2001.


                                    /s/ Hansen, Barnett & Maxwell
                                    -----------------------------
                                    Hansen Barnett & Maxwell

Salt Lake City, Utah
July 18, 2001





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